UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 18, 2007

                               AngioDynamics, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-50761                11-3146460
 (State or Other Jurisdiction       (Commission File          (IRS Employer
      of Incorporation)                  Number)            Identification No.)

        603 Queensbury Avenue, Queensbury, New York             12804
          (Address of Principal Executive Offices)            (Zip Code)

                                 (518) 798-1215
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition

         On July 24, 2007, AngioDynamics, Inc. (the "Company") issued a press release, a copy of which is attached as Exhibit 99.1, announcing its financial results for the fourth quarter and fiscal year ended June 2, 2007 and that it will hold a conference call beginning at 4:30 p.m. Eastern time, which will also be webcast live, to discuss the announcement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

         On July 18, 2007, pursuant to the Company's amended and restated bylaws, the Board of Directors of the Company unanimously approved a change in the Company's fiscal year beginning in fiscal year 2008 to establish fiscal quarters that will end on August 31, November 30, February 28 (or 29 as the case may be), and May 31. Results for the fiscal year ended June 2, 2007 will be filed with the Securities and Exchange Commission on Form 10-K on or prior to August 16, 2007 and results for the period from June 3, 2007 to August 31, 2007 will be filed with the Securities and Exchange Commission on Form 10-Q on or prior to October 10, 2007.

Forward-Looking Statements

         This document and its attachments include "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Investors can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as "may," "will," "predict," "project," "might," "expect," "believe," "anticipate," "plan," "intend," "potential," "could," "would," "should," "estimate," "seek," "continue," "pursue," or "our future success depends," or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, strategies, future performance, future financial results of the Company. These forward-looking statements are based on current expectations and projections about future events.

         Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the factors described from time to time in the Company's reports filed with the SEC, including the Company's Form 10-K for the fiscal year ended June 3, 2006 and Form 10-Q for the period ended March 3, 2007, financial community and rating agency perceptions of the Company; the effects of economic, credit and capital market conditions on the economy in general, and on medical device companies in particular; domestic and foreign health care reforms and governmental laws and regulations; third-party relations and approvals, technological advances and patents attained by competitors; and challenges inherent in new product development, including obtaining regulatory approvals. In addition to the matters described above, the ability of the Company to develop its products, future actions by the FDA or other regulatory agencies, results of pending or future clinical trials, the outcome of pending patent litigation, overall economic conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, and the effects on pricing from group purchasing organizations and competition, may affect the actual results achieved by the Company.

         Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company disclaims any obligation to update the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this document.

Item 9.01 - Financial Statements and Exhibits.

(d)      Exhibits.


Exhibit No.           Description
-----------           -----------
   99.1               Press Release dated July 24, 2007.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANGIODYNAMICS, INC.
                                    (Registrant)


Date: July 25, 2007           By:   /s/ Joseph Gersuk
                                    ---------------------------------
                                    Joseph Gersuk
                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
   99.1               Press Release dated July 24, 2007.